SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2004
(January 30, 2004)

CAPITOL BANCORP LTD.

(Exact name of Registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other	(Commission	(IRS Employer
jurisdiction of	file number)	identification
incorporation)		number)

Capitol Bancorp Center
200 Washington Square North
Lansing, Michigan 48933

(address of principal executive offices)

(517) 487-6555

(registrant’s telephone number, including area code)

Not Applicable

(former name or former address, if changed since last report)

Exhibit Index
Press Release dated 1/30/04

Item 12. Results of Operations and Financial Condition.
Registrant is reporting hereunder its earnings announcement for the year ended December 31, 2003 as set forth in Exhibit 99 which is attached hereto, dated January 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD.

(Registrant)

\s\ Joseph D. Reid

Joseph D. Reid, Chairman,
President and Chief Executive Officer

DATED: January 30, 2004

Exhibit Index

Exhibit No.	Description

99	Press Release dated January 30, 2004.